Exhibit 99.1

Supplemental Disclosures to the Trust’s Annual Report

The following disclosure shall be newly added and incorporated by reference into the section titled “Item 1. Business” and shall replace in its entirety the existing section “Item 1. Business—Staking” in the Annual Report:

“Staking

The Trust Agreement provides that the Trust may engage in Staking, but only if (and, then, only to the extent that) the Staking Condition has been satisfied. As of the date of this filing, the Staking Condition has been satisfied as to the particular form of Staking described in the Trust’s Annual Report, as amended from time to time, and the Sponsor intends to cause the Trust to engage in Staking as described therein. The Sponsor may in the future modify the form of Staking in which the Trust engages, but only if (and, then, only to the extent that) the Staking Condition has been satisfied with respect to any such modified form of Staking, and subject to compliance with any additional requirements that may arise in connection with satisfaction of the Staking Condition with respect thereto.

Staking Arrangements and Provider-Facilitated Staking Model

The Sponsor has caused, and from time to time may cause, the Trust to enter into written arrangements (the “Staking Arrangements”) with the Custodian and one or more third party staking providers (each, a “Staking Provider”), which may be affiliates of the Custodian or other trusted institutional validators, to stake the Trust’s Ether to a Staking Provider operating validator software and associated hardware (“Provider-Facilitated Staking”). The Sponsor anticipates that the Trust’s Ether is and will be staked exclusively by means of Provider-Facilitated Staking.

The Staking Provider is the node operator and is obligated to operate the validator through which the Trust’s Ether is staked to ensure that validation occurs. The Trust’s Ether is staked directly from the Trust’s wallets administered by the Custodian, and the Staking Provider performs any related validation activities. The Trust retains control of its staked Ether because (1) the staked Ether remains in the Trust’s wallet administered by the Custodian (rather than transferred to a wallet address controlled by the Staking Provider) and (2) the Trust (rather than the Staking Provider) will retain the ability through the Custodian to un-stake its Ether from the applicable smart contracts. Because staked Ether remains in the Trust wallet administered by the Custodian, even when staked, the Trust’s Ether is not commingled with the Ether of any other Ether holder in connection with Staking, such as the Staking Provider or others who stake to the Staking Provider. The Trust does not itself undertake any validation activities, and the Sponsor is not required to perform any services. Moreover, the Sponsor is not required to make any decisions or take any actions, other than (i) selecting the Staking Provider(s) and entering into the corresponding Staking Arrangement(s), and (ii) determining, from time to time, what portion of the Trust’s Ether to stake and un-stake, and informing the Staking Provider(s) of those determinations.

The Sponsor anticipates that it will engage in staking with respect to all of the Trust’s Ether at all times, except (i) as necessary to pay the Sponsor’s Fee, (ii) as necessary to pay any additional Trust expenses, (iii) as necessary to satisfy existing and reasonably foreseen potential redemption requests as determined by the Sponsor, (iv) as necessary to reduce the Ether obtained by the Trust as Staking Consideration to cash for distribution at regular intervals, (v) if the Sponsor determines that Staking raises significant governmental, policy or regulatory concerns or is subject or likely subject to a specialized regulatory regime, (vi) if the Sponsor determines there exists vulnerabilities in the source code or cryptography underlying the Ethereum Network, (vii) if the Custodian or Staking Provider discontinues their arrangements with the Trust, (viii) if the Sponsor otherwise determines that continued Staking of such portion of the Trust’s assets would be inconsistent with the Trust’s purpose of protecting and preserving the value of the Trust Estate, (ix) to fund or replenish the Liquidity Sleeve

(as defined herein) or (x) in accordance with any other exception that is expressly contemplated by an opinion, ruling or tax guidance that satisfies the Staking Condition. All Ether received by the Trust in connection with the creation of new Shares, or as Staking Consideration, would also be staked upon receipt by the Trust, unless one or more of the exceptions described in clauses (i)-(ix) above applies. Moreover, any staked Ether which must be un-staked in order to fulfill a distribution in connection with a redemption (to the extent such distribution cannot be fulfilled utilizing the portion of the Trust’s Ether that has not been staked, or through another mechanism to manage liquidity in connection with Redemption Orders contemplated by an opinion of a Tax Advisor, a Tax Ruling or Tax Guidance that satisfies the Staking Condition) will be un-staked only after the redemption request is approved by the Trust, the Sponsor executes an un-stake or withdrawal transaction through the Custodian, and such transaction is processed by the Ethereum Network. The Staking Provider is not able to transfer unstaked Ether or Staking Consideration to another address on the Ethereum Network.

The Sponsor has satisfied the Staking Condition with respect to certain liquidity procedures, which it believes will ensure that it will satisfy existing and reasonably foreseen redemption requests. Specifically, the Sponsor intends to maintain a portion of unstaked Ether in the Trust (the “Liquidity Sleeve”). Because the Ether in the Liquidity Sleeve is freely transferable, there is no timing mismatch between settlement of Shares in primary market redemptions and the Ether transfer time. The percentage of the Trust’s Ether comprising the Liquidity Sleeve will be dynamic and subject to adjustment based on anticipated primary and secondary market activity of the Shares and the Ether de-activation process. As of the date of this filing, the Sponsor generally seeks to stake as much of the Trust’s Ether as is practicable (i.e., up to 100%) at all times, with the remainder of the Trust’s Ether remaining unstaked in order to address the various exceptions and other considerations described herein. The approximate percentage of the Trust’s Ether that is staked each day will be reported the following day at 4:00 p.m., New York time, on etfs.grayscale.com/ethe. In the future and subject to the satisfaction of the Staking Condition thereto, the Sponsor, on behalf of the Trust, may be able to enter into other financing arrangements or implement other mechanisms to manage Ether liquidity constraints, including entering into short-term financing arrangements with its Custodian to provide Ether to the Trust for settlement of trades with the Trust's Liquidity Provider(s), if necessary. These liquidity risk policies and procedures are intended to be consistent with NYSE Arca’s proposed generic listing standards.

Under the Staking Arrangements, any Staking Consideration earned accrues automatically on a periodic basis by the Ethereum Network to the Trust’s wallets administered by the Custodian. Periodically, the Trust will either (i) distribute Ether received as Staking Consideration to the Trust’s beneficiaries (likely using a liquidating agent), (ii) sell that Ether for cash and distribute the proceeds to the Trust’s beneficiaries, (iii) retain the Ether in the Trust, (iv) pay a portion of the Staking Consideration to the Sponsor (the “Sponsor’s Staking Portion”) as consideration for its facilitation of the Staking Arrangements or (v) a combination of the foregoing, in the Sponsor’s sole discretion. The Sponsor has implemented a Staking Policy with respect to the Trust, which describes the frequency of, and conditions under which the Trust will make such distributions, if any, to the Trust’s beneficiaries. The Sponsor has made such Staking Policy available to shareholders on the Sponsor’s website. Subject to any slashing risk, the Trust (through the Custodian) will maintain control and remain the record and beneficial owner of the staked tokens at all times, and the tokens will remain associated with the Trust’s wallet.

As of the date hereof and pursuant to the Staking Arrangements, the Custodian and the Staking Provider are entitled to receive a portion of the gross Staking Consideration generated under the Staking Arrangements, reflecting the Custodian’s fee and the Staking Provider’s share of such Staking Consideration, with the remainder received by the Trust. In addition, pursuant to the Trust Agreement and as consideration for the Sponsor’s facilitation of Staking, the Sponsor is permitted to receive a fee equal to a portion of the Staking Consideration, payable in Ether (or, if applicable, in the form of any Other Staking Consideration), which accrues daily in U.S. dollars in an amount calculated as a per annum percentage of any Staking Consideration received by the Trust, as may be directed by the Sponsor in its sole discretion. The Sponsor’s Staking Portion is payable to the Sponsor daily in arrears. As of the date hereof, the Sponsor’s Staking Portion, the Custodian’s fee and the Staking Provider’s

share of such Staking Consideration comprises an aggregate of 23% of the gross Staking Consideration generated under the Staking Arrangements. The Trust will receive and retain the remainder of such gross Staking Consideration.

From time to time, the Trust may distribute Ether (or cash from the sale of Ether) received as Staking Consideration to the Trust’s shareholders. The Sponsor has implemented a staking policy with respect to the Trust, which describes the frequency of, and conditions under which the Trust will make such distributions, if any, to the Trust’s beneficiaries, which is available to shareholders on the Sponsor’s website.

The Staking Arrangements are expected to generally be on market terms, consistent with those typically offered by leading digital asset firms that offer staking functionality. However, the Trust has and will continue to negotiate certain provisions as necessary or helpful to preserve the Trust’s status as a grantor trust and the security of the Trust’s Ether, as well as to address governmental, policy or regulatory concerns. For example, unlike certain digital asset firms that offer staking functionality through which one’s Ether is pooled with that of others (including, potentially, the Staking Provider in its general staking offerings), the Staking Arrangements would not permit the Trust’s Ether to be pooled with that of other Ether holders, including the Staking Provider or others that stake to the Staking Provider, as described above. In addition, the portion of staking rewards to be received by the Staking Provider is expected to be an agreed percentage of block rewards and transaction fees generated by the validating activities, unlike certain alternative staking arrangements under which a staking provider may be compensated as an agreed percentage of Ether staked.

The Trust will have no right to direct the Staking Provider in the conduct of validation activities, except to stake, un-stake and withdraw its staked Ether pursuant to instructions delivered to the Custodian, and will not bear any expenses incurred by the Staking Provider in conducting those activities. In particular, the amount of any staking consideration that the Trust receives will not be determined with reference to any expenses incurred by the Custodian or the Staking Provider. The Staking Arrangements do not include any obligation of the Trust to continue staking its Ether, or for the Custodian or the Staking Provider to continue the Staking Arrangements, other than to the extent the Trust’s Ether cannot immediately be un-staked due to requirements of the Ethereum protocol. There may also be instances where the Staking Provider may pause or terminate its validation activities due to its own independent assessment of the vulnerabilities of the Ethereum Network which would result in the Trust’s Ether not being staked for a period of time. The Sponsor anticipates that the Ethereum protocol and the Staking Arrangements will permit withdrawal of staked Ether at regular intervals. The Sponsor believes that market practice for Provider-Facilitated Staking arrangements has largely become standardized, with little variation in terms, and therefore, the Sponsor anticipates that the Staking Arrangements generally align with the current practice of Staking Providers’ arrangements with other similarly situated third parties, subject to the negotiation of certain bespoke terms outlined above. Accordingly, and because transitioning to a new Staking Provider would involve friction costs, the Sponsor does not expect the Trust to change Staking Providers frequently, if at all. In addition, while the Trust may enter into Staking Arrangements with multiple Staking Providers, the Sponsor anticipates that any such arrangements would be substantively identical in all material respects to the Staking Arrangements described herein, including, for the avoidance of doubt, the bespoke terms of the Staking Arrangements outlined above. Any material deviation from the Staking Arrangements as described herein would be disclosed in the Trust’s subsequent filings with the Commission.

The Staking Arrangements will not involve a disposition of the Trust’s Ether unless the Staking Provider commits a slash-worthy offense. Slashing would only occur if the Staking Provider fails to act timely and accurately in validating new transactions or takes other proscribed actions, and the occurrence of such events is exceedingly rare. In light of the mechanical and standardized nature of validation activities, the Sponsor does not anticipate that the Staking Provider, which is expected to be an institution of recognized and trusted standing in the digital asset marketplace, with whom the Sponsor has had extensive prior interaction, will commit any slash-worthy offenses in the conduct of the Provider-Facilitated Staking activities. The Sponsor will have the right to direct the Custodian to cease staking the Trust’s Ether with the Staking Provider at any time, subject to the extent the Trust’s

Ether cannot immediately be un-staked due to technical considerations, and the Sponsor expects that notice of any slashing event will be timely and permit the Sponsor to halt the staking of the Trust’s Ether, thereby mitigating the risk of permanent loss of the Trust’s Ether without replacement.

Security and Controls

The Trust’s Custodian has multiple layers of security protocols designed to protect the Trust’s assets from unauthorized access or transfer, which remain in place when the Trust’s Ether is staked.

The Trust’s Ether is staked directly from the Trust’s wallets and is not transferred to any other wallet to be staked. The Ethereum protocol (a) mandates that the executor of the staking transaction (i.e., the Sponsor on behalf of the Trust) can execute the withdraw function at any time through the Trust’s wallets administered by the Custodian and (b) limits the activities of the Staking Provider to executing only those activities specified by the protocol, such as staking, un-staking and performing validation activities. Accordingly, the Staking Provider does not have any control over the Trust’s staked Ether other than to stake or un-stake Ether at the direction of the Sponsor. In particular, the Staking Provider is not authorized to leverage or rehypothecate the Trust’s Ether. The Staking Provider is also not able to change the designated wallet addresses on the Ethereum Network to which staked Ether is to be withdrawn or to which Staking Consideration shall be sent.

In addition, the Staking Arrangements do not alter the Trust’s custody environment or security procedures. The controls currently in place between the Sponsor and the Custodian also govern the activities related to staking and un-staking Ether, as outlined in the Staking Arrangements.

The foregoing description of the Staking Arrangements does not purport to be complete and is qualified in its entirety by reference to the full text of the staking addendum to the Prime Broker Agreement between the Trust and the Custodian, a copy of which is attached as an exhibit hereto and incorporated herein by reference.”

The following disclosure shall be newly added and incorporated by reference into the section titled “Item 1. Business—Risk Factors” in the Annual Report, and shall supersede similarly titled risk factors:

“Although the Trust is permitted to engage in Staking as of the date hereof, the Trust will not be permitted to engage in any different form of Staking unless (and, then, only to the extent that) the Staking Condition is satisfied in addition to the Trust satisfying any additional requirements that may arise in connection with the satisfaction of the Staking Condition, which could negatively affect the value of the Shares.

Although the Trust is permitted to engage in Staking as of the date hereof, the Trust is only permitted to engage in Staking to the extent that the Staking Condition is satisfied with respect thereto. There can be no assurance that the Trust will be permitted to engage in any different form of Staking in the future. The Trust Agreement provides that the Trust may engage in Staking, but only if (and, then, only to the extent that) the Staking Condition has been satisfied.

Subject to the Staking Condition being satisfied and subject to compliance with certain related requirements, in the future the Sponsor may modify the form of Staking in which the Trust engages, but only if (and, then, only to the extent that) the Staking Condition has been satisfied with respect to any such modified form of Staking, and subject to compliance with any additional requirements that may arise in connection with satisfaction of the Staking Condition with respect thereto. However, as long as the Staking Condition and any related requirements have not been satisfied with respect to any modified form of Staking, the Trust will not engage in such modified form of Staking, which could place the Shares at a comparative disadvantage relative to an investment in Ether directly or through a vehicle that is not subject to such a prohibition, which could negatively affect the value of the Shares.

Beneficial owners of Shares could incur tax liabilities without receiving corresponding distributions from the Trust.

As of the date of this filing, the Staking Condition has been satisfied as to the particular form of Staking described in the Trust’s Annual Report (as amended from time to time). Shareholders may suffer adverse tax consequences as a result. In particular, the IRS has indicated that the receipt of Staking Consideration gives rise to current, ordinary income for U.S. federal income tax purposes. Assuming that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes, beneficial owners of Shares will be required to take their ratable share of any such income into account in determining their own tax liability, regardless of whether the Trust makes any corresponding distributions. Shareholders should therefore expect that other sources of funds may be needed to satisfy any associated tax liability. Moreover, if the Trust were to sell Ether to fund cash distributions in respect of that tax liability, a Shareholder generally would be treated as having sold its pro rata share of those Ether for their fair market value at that time (which, in the case of Ether sold by the Trust, generally will be equal to the cash proceeds received by the Trust in respect thereof), and the Shareholder generally would recognize gain or loss on such sale as described in the section entitled "Item 1. Business—Material U.S. Federal Income Tax Consequences."”

The following disclosure shall be newly added and incorporated by reference into the section titled “Item 1A. Risk Factors” and shall replace in their entirety the similarly titled risk factors included in the existing section “Item 1A. Risk Factors—Risk Factors Related to the Regulation of Digital Assets, the Trust and the Shares” in the Annual Report beginning from “—The treatment of the Trust for U.S. federal income tax purposes is uncertain.”:

“The treatment of the Trust for U.S. federal income tax purposes is uncertain.

The Sponsor intends to take the position that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes. Assuming that the Trust is a grantor trust, the Trust will not be subject to U.S. federal income tax. Rather, if the Trust is a grantor trust, each beneficial owner of Shares will be treated as directly owning its pro rata share of the Trust’s assets and a pro rata portion of the Trust’s income, gains, losses and deductions will “flow through” to each beneficial owner of Shares.

As of the date of this filing, the Staking Condition has been satisfied as to the particular form of Staking described in the Trust’s Annual Report (as amended from time to time), and the Sponsor intends to continue to take the position that the Trust is properly treated as a grantor trust for U.S. federal income tax purposes and that any Staking activity undertaken by the Trust in compliance with the opinion, ruling or other guidance relied upon to satisfy the Staking Condition will not prevent the Trust from continuing to qualify as a grantor trust for such purposes. However, due to the uncertainty regarding the ability of a grantor trust to engage in Staking activities, there can be no assurance that the Internal Revenue Service (“IRS”) or any court would agree with this position (or with any opinion of counsel delivered to the Sponsor in support thereof). Accordingly, the Trust might cease to qualify as a grantor trust for U.S. federal income tax purposes.

The Trust has taken certain positions with respect to the tax consequences of Incidental Rights and its receipt of IR Virtual Currency. If the IRS were to disagree with, and successfully challenge, any of these positions the Trust might not qualify as a grantor trust. In addition, the Pre-Creation/Redemption Abandonment Notices (as defined herein) provide that the Trust will irrevocably abandon, effective immediately prior to each Creation Time or Redemption Time, all Incidental Rights or IR Virtual Currency to which it would otherwise be entitled as of such time and with respect to which it has not taken any Affirmative Action at or prior to such time. The Sponsor has committed to cause the Trust to irrevocably abandon any Incidental Rights and IR Virtual Currency to which the Trust may become entitled in the future. There can be no complete assurance that these abandonments will be treated as effective for U.S. federal income tax purposes. If the Trust were treated as owning any asset other than Ether as of any date on which it creates or redeems Shares, it might cease to qualify as a grantor trust for U.S. federal income tax purposes.

In addition, and in common with other spot digital asset exchange-traded products, at this time the Trust is not permitted to create or redeem Shares via in-kind transactions with Authorized Participants. Unless and until In-Kind Regulatory Approval is obtained, Baskets will be created or redeemed only through Cash Orders. In general, investment vehicles intended to be treated as grantor trusts for U.S. federal income tax purposes historically have created additional trust interests only in kind, and there is no authority directly addressing whether a grantor trust may create or redeem trust interests under procedures similar to those that govern Cash Orders. Accordingly, there can be no complete assurance that the creation or redemption of Shares under the procedures governing Cash Orders will not cause the Trust to fail to qualify as a grantor trust for U.S. federal income tax purposes.

Moreover, because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets, including forks, airdrops and other similar occurrences. Assuming that the Trust is currently a grantor trust for U.S. federal income tax purposes, certain future developments could render it impossible, or impracticable, for the Trust to continue to be treated as a grantor trust for such purposes.

If the Trust is not properly classified as a grantor trust, the Trust might be classified as a partnership for U.S. federal income tax purposes. However, due to the uncertain treatment of digital assets for U.S. federal income tax purposes (as discussed above in “Item 1. Business-Material U.S. Federal Income Tax Consequences-Uncertainty Regarding the U.S. Federal Income Tax Treatment of Digital Assets”), there can be no assurance in this regard. If the Trust were classified as a partnership for U.S. federal income tax purposes, the tax consequences of owning Shares generally would not be materially different from the tax consequences described herein, although there might be certain differences, including with respect to timing of the recognition of taxable income or loss. In addition, tax information reports provided to beneficial owners of Shares would be made in a different form. Moreover, it is possible, in that case, that a portion of the Trust’s income would be considered to be “effectively connected” with the conduct of a trade or business in the United States and, accordingly, a non-U.S. person owning Shares could be subject to U.S. federal income tax on a net income basis with respect to that “effectively connected” income and be required to file a U.S. tax return. If the Staking Condition was satisfied and none of the Trust’s Staking income were considered to be “effectively connected” income, a non-U.S. person owning Shares likely would be subject to withholding on its pro rata portion of U.S.-source income from the Trust’s Staking activities as described below in “—Shareholders may be subject to withholding tax on Staking Consideration received as staking rewards and income derived from forks, airdrops and similar occurrences.” Tax-exempt Shareholders may also recognize UBTI from the Trust’s Staking activities if the Trust is not treated as a corporation for U.S. federal income tax purposes.

If the Trust were not classified as either a grantor trust or a partnership for U.S. federal income tax purposes, it would be classified as a corporation for such purposes. In that event, the Trust would be subject to entity-level U.S. federal income tax (currently at the rate of 21%) on its net taxable income and certain distributions made by the Trust to shareholders would be treated as taxable dividends to the extent of the Trust’s current and accumulated earnings and profits. Any such dividend distributed to a beneficial owner of Shares that is a non-U.S. person for U.S. federal income tax purposes would be subject to U.S. federal withholding tax at a rate of 30% (or such lower rate as provided in an applicable tax treaty). As a result, the taxation of the Trust as a corporation could materially reduce the after-tax return on an investment in Shares, and substantially reduce the value of the Shares, and result in a material divergence between NAV and the value of the Trust’s Ether.

Shareholders may be subject to withholding tax on Staking Consideration received as staking rewards and income derived from forks, airdrops and similar occurrences. The Ruling & FAQs do not address whether income recognized by a non-U.S. person as a result of staking rewards or a fork, airdrop or similar occurrence could be subject to the 30% withholding tax imposed on U.S.-source “fixed or determinable annual or periodical” income. Non-U.S. Holders (as defined under “Item 1. Business-Material U.S. Federal Income Tax Consequences-Tax Consequences to Non-U.S. Holders” above) should assume that, in the absence of guidance, a withholding agent (including the Sponsor) is likely to withhold 30% of any such income recognized by a non-U.S. Holder in respect of its Shares, including by deducting such withheld amounts from proceeds that such non-U.S. Holder would otherwise be entitled to receive in connection with a distribution of Incidental Rights, IR Virtual Currency or Staking Consideration received as staking rewards. See “Item 1. Business-Material U.S. Federal Income Tax Consequences.”

In addition, the Trust may enter into Staking Arrangements with Staking Providers organized in, or that have operations in, a non-U.S. jurisdiction. Non-U.S. jurisdictions may seek to impose withholding tax on Staking Consideration received by the Trust as staking rewards, which may negatively affect a shareholder’s investment in the Trust.”

Each of the following terms shall have the meaning set forth below and shall be incorporated by reference into, and supplement, the definitions in the “Glossary of Defined Terms” in the Annual Report:

“Liquidity Sleeve”—The portion of Ether in the Trust intended to be maintained as unstaked, as determined by the Sponsor from time to time.

“Sponsor’s Staking Portion”—In addition to the Sponsor’s Fee, as partial consideration for the Sponsor’s facilitation of Staking, but only if (and, then, only to the extent that) the Staking Condition has been satisfied with respect thereto, a portion of the staking rewards payable to the Sponsor in Ether (or, if applicable, in the form of any Other Staking Consideration), which accrues daily in U.S. dollars in an amount calculated as a per annum percentage of any Staking Consideration received by the Trust, as may be directed by the Sponsor in its sole discretion. The Sponsor’s Staking Portion is payable to the Sponsor daily in arrears. As of the date hereof, the Sponsor’s Staking Portion, the Custodian’s fee and the Staking Provider’s share of such Staking Consideration comprises an aggregate of 23% of the gross Staking Consideration generated under the Staking Arrangements. The Trust will receive and retain the remainder of such gross Staking Consideration.

“Staking Condition”—With respect to a particular form of Staking, the condition that (i) (x) engaging in such form of Staking should not cause the Trust to be treated as other than a grantor trust for U.S. federal income tax purposes and (y) the Trust shall have received (1) a written opinion from a Tax Advisor or (2) a Tax Ruling, in each case, to that effect or (ii) such form of Staking is confirmed in Tax Guidance to be a permissible undertaking by a grantor trust. As of the date of this filing, the Staking Condition has been satisfied as to the particular form of Staking described in the Trust’s Annual Report, as amended from time to time, and the Sponsor intends to cause the Trust to engage in Staking as described therein. The Sponsor may in the future modify the form of Staking in which the Trust engages, but only if (and, then, only to the extent that) the Staking Condition has been satisfied with respect to any such modified form of Staking, and subject to compliance with any additional requirements that may arise in connection with satisfaction of the Staking Condition with respect thereto.